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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)            December 13, 1996
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                               Bikers Dream, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


       California                   0-15501               33-0140149
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(State or Other Jurisdiction      (Commission            (IRS Employer
   Of Incorporation)              File Number)         Identification No.)


1420 Village Way, Santa Ana, California                      92705
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(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code: (714) 835-8464


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        (Former Name or Former Address, if Changed Since Last Reported)


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Item 4.  Changes in Registrant's Certifying Accountant.

         1.     (i)     The Registrant's former independent accountant, Coopers
                        & Lybrand L.L.P., resigned its auditor-client relationship with the Registrant on December 13, 1996.

                (ii) The report by Coopers & Lybrand on the financial statements of the Registrant for fiscal year ended December 31, 1995 contained an explanatory paragraph regarding the Registrant's ability to continue as a going concern. Except for this explanatory paragraph, the Registrant's former independent accountants' report did not include an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the registrant's financial statements for fiscal year 1995, there was no disagreement between such former independent accountant and management of the registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which have not been resolved to the registrant's former independent accountants' satisfaction. Coopers and Lybrand L.L.P. had been the Registrant's independent accountant since November 19, 1995.

         2. As of December 31, 1996 the Registrant engaged Singer, Lewak, Greenbaum & Goldstein LLP as its new independent accountant. Registrant did not consult with Singer, Lewak, Greenbaum & Goldstein LLP or any other accounting firm regarding the application of accounting principles to a specified transaction, either contemplated or completed, or the type of audit opinion that might be rendered regarding Registrant's financial statements, nor did Registrant consult Singer, Lewak, Greenbaum & Goldstein LLP with respect to any disagreement or event required to be identified pursuant to item 304(a)(1) of Regulation S-B or otherwise at any time prior to the appointment of such firm.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)     Exhibits

                 16.1 Letter from Coopers & Lybrand L.L.P., former principal independent accountant for the Registrant.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  January 6, 1997                     BIKERS DREAM, INC.



                                            By:  /s/ DONALD DUFFY
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                                                Donald J. Duffy, Co-Chief
                                                Executive Officer and
                                                Chief Financial Officer